UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  OCTOBER 17, 2014

DNA PRECIOUS METALS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-178624	37-1640902
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

9125 Pascal Gagnon, Suite 204, Saint Leonard, Quebec, Canada H1P 1Z4

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(514) 852-2111

REGISTRANT’S TELEPHONE NUMBER

All correspondence to:
James Chandik
President & Chief Executive Officer
DNA Precious Metals, Inc.
9125 Pascal Gagnon, Suite 204
Saint Leonard, Quebec, Canada H1P 1Z4
Office: (514) 852-2111
Fax: (514) 852-2221
Email: james.chandik@dnapreciousmetals.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 5-Corporate Governance and Management

Item 5.02   Departure of Directors and Principal Officer; Nomination and Election of Directors; Appointment of Principal Officer.

On October 17, 2014 Tony Giuliano tendered his  resignation as our Chief Financial Officer and Director.

Mr. Giuliano’s resignation was not in connection with any of our operations, policies or practices.

A copy of this Form 8-k has been provided to Mr. Giuliano.

Nomination and Election of Director and Appointment of Principal Officer:

On October 20, 2014, our Board of Directors appointed Michel Lebeuf as our vice president of  legal and corporate development.  Mr. Lebeuf was also appointed to fill the vacancy on our Board of Directors created by the departure of Mr. Giuliano.

Biographical Information

Michel Lebeuf

Mr. Lebeuf, age 41 for the past 16 years, his primary focus has been in the areas of natural resources, institutional and corporate financing, and public and private mergers and acquisitions.  He represents public companies, securities brokers, buyers, sellers, bankers, and financial advisors. He provides strategic advice on access to public capital markets, securities, and structured products.  Over the past two years, Mr. Lebeuf  has worked on  mining projects in Africa including in the Democratic Republic of Congo, Ethiopia and  Angola.  He provides consulting services to mining developers, mining companies, and investment banking firms seeking to develop mining projects in these countries.  Mr. Lebeuf also has extensive experience in corporate reorganizations, public and private transfers, and institutional funding.

Mr. Lebeuf is presently senior partner at Brière & Lebeuf Inc. which was founded in 2013.  The law firm acts for both Canadian and international companies in connection with projects and operations located around the world. Our lawyers brings together mergers & acquisitions, corporate, securities, tax, banking, environmental, aboriginal and other experts with extensive experience in issues that are mission critical to publicly traded mining clients with operations around the world.

Brière & Lebeuf law firm represents senior, mid-tier and junior companies engaged in all aspects of the mining industry. On the finance side, the firm acts for investment banks, resource focused private equity firms, lenders and other parties that support mining companies in raising capital.

Section 9- Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

17	Giuliano Resignation Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2014

DNA PRECIOUS METALS, INC.

/s/ James Chandik
By: President & Chief Executive Officer